UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 25, 2005

Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 767-6492
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits For Certain Property Acquisitions:

Report of Independent Registered Public Accounting Firm

Combined Statement of Revenues and Certain Expenses:

For the year ended December 31, 2004

For the three months ended March 31, 2005 (unaudited)

Notes to Combined Statements of Revenues and Certain Expenses

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 (unaudited)

Pro Forma Condensed Consolidated Statements of Income (unaudited):

For the year ended December 31, 2004

For the three months ended March 31, 2005

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm dated June 20, 2005

Signatures

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Cedar Shopping Centers, Inc.

We have audited the combined statement of revenues and certain expenses of those certain properties of Giltz & Associates, Inc. (the “Properties”) for the year ended December 31, 2004. The combined financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K/A of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Properties’ combined revenues and certain expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Properties as described in Note 1 for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
June 20, 2005

Certain Properties of Giltz & Associates, Inc.
Combined Statements of Revenues and Certain Expenses

	Three months ended March 31, 2005	Year ended December 31, 2004

	(Unaudited)

Revenues:
Base rents	$1,845,000	$6,744,000
Tenant reimbursements	333,000	1,135,000
Other income	18,000	3,000

Total revenues	2,196,000	7,882,000

Certain expenses:
Property operating expenses	213,000	775,000
Real estate taxes	222,000	824,000
Management fees-related party	86,000	192,000

Total certain expenses	521,000	1,791,000

Revenues in excess of certain expenses	$1,675,000	$6,091,000

See accompanying notes to combined statements of revenues and certain expenses.

Certain Properties of Giltz & Associates, Inc.
Notes to the Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the three months ended March 31, 2005 (unaudited)

1.     Basis of Presentation

          Presented herein are the combined statements of revenues and certain expenses related to the operation of 25 mostly drug-store anchored convenience centers, located primarily in Ohio, with centers also located in Pennsylvania, Connecticut and New York (the “Properties”). The Properties contain approximately 715,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. acquired 23 of the Properties in April and May 2005; the acquisition of the two remaining Properties, which are included in the combined statements of revenues and certain expenses, is expected to be completed in the near future.

          The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Properties. Items excluded consist of interest expense and depreciation and amortization expense which are not directly related to future operations.

2.     Use of Estimates

          The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

          The Properties are being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of rents recognized over amounts contractually due pursuant to the underlying leases was approximately $533,000 for the year ended December 31, 2004 and $48,000 for the three months ended March 31, 2005 (unaudited).

4.     Property Operating Expenses

          Property operating expenses for the year ended December 31, 2004 include approximately $142,000 for snow removal, $135,000 for utilities, $100,000 for insurance, $82,000 for repair and maintenance costs, $33,000 for professional fees, and $283,000 for other costs.

          Property operating expenses for the three months ended March 31, 2005 (unaudited) include $74,000 for snow removal, $45,000 for utilities, $29,000 for insurance, $28,000 for repair and maintenance costs, $1,000 for professional fees, and $36,000 for other costs.

5.     Management Fees

         The Properties were managed by GBC Property Management Services LLC, a related party; management fees of approximately $192,000 for the year ended December 31, 2004 and $86,000 for the three months ended March 31, 2005 (unaudited) were incurred. The Properties were managed pursuant to agreements which provide for management fees ranging from 1% to 5% of base rent cash receipts.

6.     Significant Tenants

          Significant tenants include Discount Drug Mart and CVS, which constituted approximately 41% and 16%, respectively, of base rents for the year ended December 31, 2004, and 36% and 13%, respectively, of base rents for the three months ended March 31, 2005 (unaudited).

Certain Properties of Giltz & Associates, Inc.
Notes to Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the three months ended March 31, 2005 (unaudited)
(Continued)

7.     Future Minimum Lease Payments

          Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2005	$7,187,000
2006	7,384,000
2007	7,075,000
2008	6,781,000
2009	6,277,000
Thereafter	38,692,000

Total	$73,396,000

          The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.     Interim Unaudited Financial Information

          The combined statement of revenues and certain expenses for the three months ended March 31, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for this interim period have been included. The results for the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2005
(Unaudited)

          The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had acquired the Properties as of March 31, 2005. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the three months ended March 31, 2005. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Properties as of March 31, 2005, nor does it purport to represent the future financial position of the Company.

	Cedar Shopping Centers, Inc. Historical (a)	Acquired Properties (b)	Pro forma adjustments (c)	Pro forma March 31, 2005

Assets
Real estate
Land	$98,922,000	$18,370,000	$79,000	$117,371,000
Buildings and improvements	439,161,000	69,919,000	302,000	509,382,000

	538,083,000	88,289,000	381,000	626,753,000
Less accumulated depreciation	(19,427,000)	—	—	(19,427,000)

Real estate, net	518,656,000	88,289,000	381,000	607,326,000

Cash and cash equivalents	5,975,000	—	—	5,975,000
Cash at joint ventures and restricted cash	6,720,000	163,000	—	6,883,000
Rents and other receivables, net	5,630,000	508,000	—	6,138,000
Other assets	3,781,000	1,000	(500,000)	3,282,000
Deferred charges, net	10,406,000	308,000	45,000	10,759,000

Total Assets	$551,168,000	$89,269,000	$(74,000)	$640,363,000

Liabilities and Shareholders’ Equity
Mortgage loans payable	$179,873,000	$48,488,000	$—	$228,361,000
Secured revolving credit facility	87,500,000	23,726,000	(74,000)	111,152,000
Accounts payable, accrued expenses, and other	7,319,000	1,034,000	—	8,353,000
Deferred liabilities	24,878,000	—	—	24,878,000

Total Liabilities	299,570,000	73,248,000	(74,000)	372,744,000

Minority interests	11,979,000	—	—	11,979,000

Limited partners’ interest in consolidated
Operating Partnership	5,511,000	16,021,000	—	21,532,000

Shareholders’ equity	234,108,000	—	—	234,108,000

Total Liabilities and Shareholders’ Equity	$551,168,000	$89,269,000	$(74,000)	$640,363,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2004
For the three months ended March 31, 2005
(Unaudited)

          The following unaudited pro forma condensed consolidated statements of income are presented as if the Company had acquired (1) the Properties, and (2) the other property acquisitions throughout 2004 and through March 31, 2005, as if the transactions were all completed as of January 1, 2004. These financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the three months ended March 31, 2005. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired (1) the Properties, and (2) the other property acquisitions throughout 2004 and through March 31, 2005, all as of January 1, 2004, nor does it purport to represent the results of operations of the Company for future periods.

	For the year ended December 31, 2004

	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b)	Acquired Properties ( c )	Pro forma adjustments (d)		Pro forma

Revenues	$51,144,000	$10,936,000	$7,882,000	$23,000	(e)	$69,985,000

Expenses:
Operating, maintenance and management	10,751,000	1,862,000	967,000	—		13,580,000
Real estate and other property-related taxes	4,872,000	900,000	824,000	—		6,596,000
General and administrative	3,575,000	—	—	—		3,575,000
Interest	10,239,000	4,603,000	—	3,593,000	(f)	18,435,000
Depreciation and amortization	12,401,000	2,319,000	—	1,854,000	(g)	16,574,000

Total expenses	41,838,000	9,684,000	1,791,000	5,447,000		58,760,000

Income before minority and limited partners’
interests	9,306,000	1,252,000	6,091,000	(5,424,000)		11,225,000
Minority interests	(1,229,000)	—	—	—		(1,229,000)
Limited partners’ interest	(217,000)	(23,000)	—	(665,000)	(h)	(905,000)

Net income	7,860,000	1,229,000	6,091,000	(6,089,000)		9,091,000
Preferred distribution requirements, net
of limited partners’ interest	(2,158,000)	—	—	—		(2,158,000)

Net income applicable to common
shareholders	$5,702,000	$1,229,000	$6,091,000	($6,089,000)		$6,933,000

Per common share (basic and diluted)	$0.34					$0.42

Average number of common shares
outstanding	16,681,000					16,681,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2004
For the three months ended March 31, 2005
(Unaudited)
(Continued)

	For the three months ended March 31, 2005

	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b)	Acquired Properties ( c )	Pro forma adjustments (d)		Pro forma

Revenues	$16,527,000	$154,000	$2,196,000	$9,000	(e)	$18,886,000

Expenses:
Operating, maintenance and management	4,027,000	17,000	299,000	—		4,343,000
Real estate and other property-related taxes	1,475,000	18,000	222,000	—		1,715,000
General and administrative	969,000	—	—	—		969,000
Interest	3,137,000	61,000	—	915,000	(f)	4,113,000
Depreciation and amortization	3,949,000	27,000	—	463,000	(g)	4,439,000

Total expenses	13,557,000	123,000	521,000	1,378,000		15,579,000

Income before minority and limited partners’
interests	2,970,000	31,000	1,675,000	(1,369,000)		3,307,000
Minority interests	(290,000)	—	—	—		(290,000)
Limited partners’ interest	(62,000)	—	—	(174,000)	(h)	(236,000)

Net income	2,618,000	31,000	1,675,000	(1,543,000)		2,781,000
Preferred distribution requirements, net
of limited partners’ interest	(1,264,000)	—	—	—		(1,264,000)

Net income applicable to common
shareholders	$1,354,000	$31,000	$1,675,000	($1,543,000)		$1,517,000

Per common share (basic and diluted)	$0.07					$0.08

Average number of common shares
outstanding	19,351,000					19,351,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005

(a)	Reflects the Company’s historical balance sheet as of March 31, 2005 (unaudited), as previously filed.

(b)	Reflects the acquisition of the Properties. The Company acquired 23 of the Properties in April and May 2005; the acquisition of the remaining two properties, which are included in the pro forma condensed consolidated financial statements, is expected to be completed in the near future. The consideration paid was comprised of approximately (1) $11,003,000 of assumed mortgage loans payable, (2) $37,485,000 of newly-issued mortgage loans payable, (3) $23,726,000 of increased borrowings under the Company’s secured revolving credit facility, and the issuance of 1,184,000 Operating Partnership Units valued at $16,021,000.

(c)	Reflects consolidating adjustments and allocations of deposits made as of March 31, 2005. The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases and assumed mortgage loans payable. Since no values have yet been assigned to the leases and the assumed mortgage loans payable, the purchase price allocation is preliminary and subject to change.

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004

(a)	Reflects the Company’s historical operations for the year ended December 31, 2004, as previously filed.

(b)	Reflects property acquisitions (other than the Properties) throughout 2004 and through March 31, 2005, as if all the transactions were completed as of January 1, 2004.

(c)	Reflects the operations of the Properties for the year ended December 31, 2004.

(d)	The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases and assumed mortgage loans payable. Since no values have yet been assigned to the leases and the assumed mortgage loans payable, the purchase price allocation is preliminary and subject to change.

(e)	Reflects increased straight-line rents.

(f)	Reflects interest expense on (1) $11,003,000 of assumed mortgage loans payable, (2) $37,485,000 of newly-issued mortgage loans payable, and (3) $23,726,000 of increased borrowings under the Company’s secured revolving credit facility, at weighted average interest rates of 7.24%, 5.12% and 3.70%, respectively.

(g)	Reflects (1) $1,756,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years, and (2) $98,000 of amortization of deferred financing costs, based on the weighted average of approximately 10.6 years for the assumed and newly-issued mortgage loans payable.

(h)	Reflects an increase in limited partners’ share of the Company’s net income as a result of Operating Partnership Units issued in connection with the acquisition of the Properties.

Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2005

(a)	Reflects the Company’s historical operations for the three months ended March 31, 2005 (unaudited), as previously filed.

(b)	Reflects property acquisitions (other than the Properties) during the three months ended March 31, 2005, as if all the transactions were completed as of January 1, 2004.

(c)	Reflects the operations of the Properties for the three months ended March 31, 2005.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited) (continued)

Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2005 (continued)

(d)	The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases and assumed mortgage loans payable. Since no values have yet been assigned to the leases and the assumed mortgage loans payable, the purchase price allocation is preliminary and subject to change.

(e)	Reflects increased straight-line rents.

(f)	Reflects interest expense on (1) $11,003,000 of assumed mortgage loans payable, (2) $37,485,000 of newly-issued mortgage loans payable, and (3) $23,726,000 of increased borrowings under the Company’s secured revolving credit facility, at weighted average interest rates of 7.24%, 5.12% and 4.13%, respectively.

(g)	Reflects (1) $439,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years, and (2) $24,000 of amortization of deferred financing costs, based on the weighted average of approximately 10.6 years for the assumed and newly-issued mortgage loans payable.

(h)	Reflects an increase in limited partners’ share of the Company’s net income as a result of Operating Partnership Units issued in connection with the acquisition of the Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’KEEFFE
Thomas J. O’Keeffe
Chief Financial Officer

Dated: June 23, 2005